SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 APRIL 10, 2001

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission               IRS Employer
jurisdiction                      File Number              Identification
of incorporation                                           Number

Delaware                            1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On April 10, 2001 registrant issued a press release entitled "Halliburton Completes Sale of Dresser Equipment Group" pertaining, among other things, to an announcement that registrant has completed the sale of Dresser Equipment Group
(DEG), now called Dresser, Inc., to an investor group consisting primarily of First Reserve Corporation and Odyssey Investment Partners, LLC. The value of the sale is $1.55 billion in cash and assumed liabilities. For registrant, the transaction results in a $500 million pre-tax gain and a $300 million after-tax gain, or $0.69 per share. A subsidiary of registrant will retain ownership of
5.1 percent of DEG. After adjustments for assumed liabilities and changes in net assets since the date of the purchase agreement, registrant received approximately $1.3 billion in net cash proceeds. After payment of taxes and sale expenses, registrant will net approximately $1.0 billion in cash. All above amounts are subject to adjustments based upon the DEG balance sheet at closing.

Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

    (c) Exhibits.

        Exhibit 99 - Amended and Restated Agreement and Plan of Recapitalization
                     Among   Halliburton   Company,   Dresser   B.V.   and   DEG
                     Acquisitions, LLC dated as of April 10, 2001





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    May 9, 2001                   By: /s/ Susan S. Keith
                                          ------------------------------------
                                               Susan S. Keith
                                               Vice President and Secretary






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                                  EXHIBIT INDEX



Exhibit                    Description

99                         Amended and Restated Agreement and Plan
                           of Recapitalization Among Halliburton Company, Dresser B.V. and DEG Acquisitions, LLC dated as of April 10, 2001








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